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                                                                    EXHIBIT 99.1

                       AMENDMENT NO. 1 TO MERGER AGREEMENT

         This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "AMENDMENT"), dated as of May 16, 2003, by and among DENDRITE INTERNATIONAL, INC., a New Jersey corporation ("PARENT"), AMGIS ACQUISITION CO., a Delaware corporation and a wholly-owned subsidiary of Parent ("PURCHASER"), and SYNAVANT INC., a Delaware corporation (the "COMPANY").

         WHEREAS, the parties hereto entered into an Agreement and Plan of Merger dated as of May 9, 2003 (the "MERGER AGREEMENT");

         WHEREAS, the parties desire to amend the terms of the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth in this Amendment, the parties hereby agree as follows (capitalized terms contained herein have the meanings set forth in the Merger Agreement):

         Section 1. Section 1.1 of the Merger Agreement is hereby amended to add the following definition thereto in the proper alphabetical order:

         "DENDRITE LOAN" shall mean the loan under the Secured Promissory Note, dated as of May 16, 2003, from the Company to Parent."

         "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder."

         Section 2. Section 2.1(a) of the Merger Agreement is hereby amended by deleting the words "a price of $2.83 per Share" appearing therein and substituting in lieu thereof the words "a price of $3.22 per Share".

         Section 3. Section 2.1(c) of the Merger Agreement is hereby replaced by the following:

                  "(c) Without the prior written consent of the Company, Purchaser shall not extend the expiration date of the Offer beyond the initial expiration date of the Offer (which shall be the 20th business day after commencement of the Offer), except (A) as required by applicable law, (B) that if, immediately prior to the expiration date of the Offer (as it may be extended at such time), the Shares tendered and not withdrawn pursuant to the Offer constitute less than 90% of the outstanding Shares, Purchaser may, in its sole discretion, on one occasion, extend the Offer for a period not to exceed an aggregate of ten business days, notwithstanding that all conditions to the Offer are satisfied as of such expiration date of the Offer, or (C) that if any condition to the Offer has not been satisfied or waived, Purchaser may, in its sole discretion, extend the expiration date of the Offer (as it may be extended at such time) for one or more periods but no later

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         than August 1, 2003 without the Company's prior written consent;
         provided that (1) if requested by the Company, the Purchaser shall, on two occasions, extend the expiration date of the Offer (as it may be extended at such time) for a period not to exceed an aggregate of ten Business Days, if any condition to the Offer has not been satisfied or waived, (2) if on the scheduled expiration date of the Offer (as it may be extended at such time), the condition to the Offer set forth in paragraph (a) of Exhibit B has not been satisfied or waived or any Governmental Authority has requested that the transactions contemplated hereby not be consummated, Purchaser shall be obligated to extend the expiration date of the Offer for a minimum of 30 days on a consecutive basis until the Termination Date and (3) the expiration date of the Offer may be extended in connection with an increase in the consideration to be paid pursuant to the Offer so as to comply with applicable rules and regulations of the SEC."

         Section 4. Section 5.1(d)(ii) of the Merger Agreement is hereby replaced by the following:

                  "(ii) require any consent or approval of, or material filing with or notice to, any Governmental Authority under any provision of Law applicable to the Company or any of its Subsidiaries, except for
         (A) any applicable requirements of the HSR Act, (B) any applicable requirements of any non-U.S. antitrust, competition, merger or investment control or other pre-merger statutes or regulations ("NON-U.S. MERGER CONTROL REGULATIONS"), (C) any applicable provisions of the DGCL requiring Stockholder Approval of the transactions contemplated hereby, (D) the Exchange Act and (E) any consent, approval, filing or notice requirement which becomes applicable solely as a result of the status or involvement of Parent or its Affiliates or which Parent or its Affiliates are otherwise required to obtain;"

         Section 5. Section 5.2(d)(ii) of the Merger Agreement is hereby replaced by the following:

                  "(ii) require any consent or approval of, or material filing with or notice to, any Governmental Authority under any provision of Law applicable to Parent or Purchaser, except for (A) any applicable requirements of the HSR Act, (B) any applicable requirements of Non-U.S. Merger Control Regulations, and (C) any consent, approval, filing or notice requirement which becomes applicable solely as a result of the status or involvement of the Company or which the Company is otherwise required to obtain;"

         Section 6. Section 6.4 of the Merger Agreement is hereby replaced by the following:

                  "(a) Each party hereto shall (i) make the filings required of it or any of its Affiliates under the HSR Act in connection with this Agreement and the

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         transactions contemplated hereby as soon as practicable, but in any event no later than May 28, 2003, or as soon thereafter as reasonably possible, (ii) make all pre-merger filings (if any) required of it or any of its Affiliates under any applicable Non-U.S. Merger Control Regulations in connection with this Agreement and the transactions contemplated hereby as soon as practicable, but in any event no later than fifteen calendar days following the date hereof, or as soon thereafter as practicable, (iii) comply at the earliest practicable date and after consultation with the other parties hereto with any request for additional information or documentary material received by it or any of its Affiliates from any applicable Governmental Authority,
         (iv) cooperate with one another in connection with any filing under the HSR Act and any applicable Non-U.S. Merger Control Regulations, and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement initiated by any Governmental Authority and (v) use its best efforts to secure the termination of any waiting periods (including without limitation under the HSR Act), and the receipt of any clearances, approvals or confirmations from Governmental Authorities under the HSR Act and under any applicable Non-U.S. Merger Control Regulations in order to permit the consummation of the transactions contemplated hereby at the earliest possible date but in no event later than the Termination Date. For purposes of this Section 6.4, without limiting the foregoing, best efforts shall include the following: (A) proffer by Parent of its willingness to agree to sell or otherwise dispose of, and its agreement to sell or otherwise dispose of, any and all of the businesses or assets of it or its Subsidiaries or Affiliates or of the Company or its Subsidiaries, (B) Parent's proffer and acceptance of an agreement to hold the Company or any Subsidiary of it or the Company or asset separate, and/or (C) Parent's agreement to amend or terminate such existing relationships, contractual rights and obligations, licenses and other intellectual property agreements (other than a termination that would result in a breach of a contractual obligation, license or intellectual property agreement with a third party), and, in each case, to enter into such new contracts, licenses and other intellectual property agreements (and, in each case, to enter into agreements with the relevant Governmental Authorities giving effect thereto), as may be required in any Proceeding, whether judicial or administrative, and whether required by any applicable Governmental Authority in connection with the transactions contemplated by this Agreement or any other agreement contemplated hereby. Each party hereto shall promptly inform the other parties of any material communication made to, or received by such party from, the FTC, the Antitrust Division, the European Commission or any other Governmental Authority regarding any of the transactions contemplated hereby. The filing fees assessed under the HSR Act and any applicable Non-U.S. Merger Control Regulations worldwide shall be paid by Parent.

                  (b) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions

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         and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts: (i) to obtain, in addition to securing the approvals and termination of any waiting periods discussed in Section 6.4(a), any Licenses and Permits as are required in connection with the consummation of the transactions contemplated hereby; (ii) to effect, in addition to filings discussed in Section 6.4(a), all other necessary registrations and filings; (iii) to defend, resolve or settle any lawsuits or other legal proceedings, whether judicial or administrative, whether brought by private parties or Governmental Authorities or officials, challenging this Agreement or the consummation of any other transactions contemplated hereby; provided, that, the Company shall not be required to comply with this
         Section 6.4, including this clause (iii), with respect to any lawsuit or other legal proceedings brought by Cegedim or any of its Affiliates or any stockholder of the Company; (iv) to prevent the entry, enactment or promulgation of any threatened or pending Order that would adversely affect the ability of any party to this Agreement to consummate the transactions contemplated hereby or thereby, including the appeal thereof and the posting of a bond; provided, that, the Company shall not be required to comply with this Section 6.4(b), including this clause (iv), with respect to any such Order which are the result of any action or Proceeding brought by Cegedim or any of its Affiliates or any stockholder of the Company; (v) to furnish to each other such information and assistance and to consult with respect to the terms of any registration, filing, application or undertaking as may be reasonably requested in connection with the foregoing; and (vi) to amend this Agreement and take any related actions to change the method with which Parent acquires the Company, including without limitation, terminating the Offer and conducting a merger under Section 251 of the DGCL. Notwithstanding the provisos contained in clauses (iii) and (iv) of the preceding sentence, the Company shall reasonably cooperate with Parent and Purchaser in connection with any of the matters referred to in such provisos."

         Section 7. Section 8.1(b) of the Merger Agreement is hereby replaced by the following:

                  "(b) By either the Company or Parent if the consummation of the Offer shall not have occurred on or before October 1, 2003 (as extended by the proviso below, the "TERMINATION DATE"); provided, however, that (i) the right to terminate this Agreement under this
         Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of the failure of such consummation to occur on or before such date and
         (ii) if the consummation of the Offer shall not have occurred on or before October 1, 2003 because of the failure of the condition set forth in paragraph (a) of Exhibit B to be satisfied or waived or because any Governmental Authority has requested that the transactions contemplated hereby not be consummated and Parent and the Company agree to such request, then, at the Company's or Parent's election, the Termination Date shall be extended to December 31, 2003;"

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         Section 8. The Merger Agreement is hereby amended by adding the following text as new Section 8.2(d):

                  "(d) The Company may not exercise the termination right under
         Section 8.1(e) of this Agreement unless the Company (i) simultaneously pays to Parent all amounts outstanding under the Dendrite Loan and (ii) reasonably demonstrates that it has at such time an aggregate amount of availability under one or more credit facilities or other loans which combined total at least $4 million in available funds after the payment of all the amounts payable by the Company to Parent under this Agreement and the Dendrite Loan."

         Section 9. Paragraph (b) of Exhibit B to the Merger Agreement is hereby replaced by the following:

                  "(b) (i) the representations and warranties of the Company contained in the Agreement shall not have been true and correct when made as of the date of the Agreement, except in each case for the failure of any such representation or warranty to be true and correct which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) any such inaccuracy has not been cured; or"

         Section 10. The items set forth on Exhibit A attached hereto shall be deemed included in each section of the Company Disclosure Schedule, in each case, as of the date of the Merger Agreement.

         Section 11. (a) Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect, and its terms and provisions are hereby ratified and affirmed in all respects. Without limiting the generality of the foregoing, the parties agree that in the event of a conflict between any provision of the Merger Agreement and this Amendment, the provisions of this Amendment shall control.

    (b) The parties may execute this Amendment in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument. Any party may execute this Amendment by facsimile signature, and the other parties will be entitled to rely on such facsimile signature as conclusive evidence that this Amendment has been duly executed by such party.

    (c) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized Representative as of the date first above written.

                              DENDRITE INTERNATIONAL, INC.


                              By:      /s/ John Bailye
                                       --------------------------------------
                                       Name:  John Bailye
                                       Title:  Chairman and CEO



                              AMGIS ACQUISITION CO.


                              By:      /s/ Christine Pellizzari
                                       --------------------------------------
                                       Name: Christine Pellizzari
                                       Title: Vice President, General Counsel
                                              and Secretary



                              SYNAVANT INC.


                              By:      /s/  Wayne P. Yetter
                                       --------------------------------------
                                       Name: Wayne P. Yetter
                                       Title:  Chairman and CEO

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                                    EXHIBIT A

1. Actions (including payment of fees and expenses) relating to obtaining the Waiver Letter, dated April 11, 2003 (the "Waiver Letter") between the Company and CapitalSource Finance LLC), including alleged defaults or events of default thereunder, and alleged defaults under the Credit Facility relating to alleged errors made in connection with borrowing notices and a waiver of such alleged defaults, with Parent's approval not to be unreasonably withheld.

2. The hiring of a Vice President of Marketing and Customer Relations for the United States IM business with a salary in excess of $100,000.

3. The Company has received oral notice that Siebel intends to terminate the Revised Siebel Alliance Program Master Agreement, effective as of January 1, 2002, between the Company and Siebel.

4. Borrowings under the Secured Promissory Note, dated as of May 16, 2003, from the Company to Parent.